SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                  MAY 28, 2002
                                 - ------------

                    STRUCTURED ASSET MORTGAGE INVESTMENTS INC
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

           Structured Asset Mortgage Investments Inc. (as Seller under a Trust, Pooling and Servicing Agreement dated as of
                    May 1, 2002 providing for the issuance by
                Thornburg Mortgage Securities Trust 2002-2 of its
               Mortgage Pass-Through Certificates, Series 2002-2)


         DELAWARE                   333-56240                 13-36633241
         --------                   ---------                 -----------
     (State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)            Identification No.)
     incoroporation)


                  383 MADISON AVENUE, NEW YORK, NEW YORK 10179
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (212) 272-2000
                                                           --------------



                     N/A (Former name or former address, if
                           changed since last report.)


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Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

     This Current Report on Form 8-K is being filed with respect to the Computational Materials (as defined below) of Bear, Stearns & Co., Inc. (an "Underwriter") in connection with the issuance of the Thornburg Mortgage Securities Trust 2002-2, Mortgage Pass-Through Certificates, Series 2002-2. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits:

         Exhibit No.

         99.1     Computational Materials of Bear, Stearns & Co. Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                    ----------------------------------------
                                  (Registrant)


Date: May 29, 2002                        By:  /S/ JOSEPH T. JURKOWSKI, JR.
                                               ----------------------------
                                               Name:  Joseph T. Jurkowski, Jr.
                                                      Title:  Vice-President

                                  EXHIBIT INDEX

EXHIBIT     NUMBER DESCRIPTION

99.1        Computational Materials of Bear, Stearns & Co. Inc.